
GREAT AMERICAN
ROUND TABLE
PIZZA ROYALTY
PRETZELMAKER
WITH A TWIST!
FATBURGER

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Earnings Supplement Q2 2021

August 5th, 2021

Johnny Rockets · Fatburger · Round Table Pizza Royalty · Marble Slab Creamery · Great American Cookies · Buffalo's Cafe | Express · Hurricane Grill & Wings · Ponderosa Steakhouse · Bonanza Steakhouse · Hot Dog on a Stick · Elevation Burger · Pretzelmaker · Yalla Mediterranean

LEGAL DISCLAIMER

This Earnings Supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, including estimates of annual EBITDA, our ability to integrate the Global Franchise Group brands and conduct future accretive acquisitions, our pipeline of new store locations, and the recovery of our business from the current novel coronavirus pandemic ("COVID-19"), including our revenue performance and reopening of special venues. Forward-looking statements generally use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "forecast," and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic and the effects of the Delta variant of COVID-19, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this Earnings Supplement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this Earnings Supplement.

Q2 2021 HIGHLIGHTS


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q2 2021 HIGHLIGHTS


201.9% Sales Growth[2]
Q2 2021 v Q2 2020
System-Wide


55.3% SSS Growth[1]
Q2 2021 v Q2 2020
System-Wide


$144.0m
System-Wide Sales[2]


44.5% Sales Growth[2]
Q2 2021 v Q2 2019
System-Wide


$8.3m Total Revenue


$2.1m Adj. EBITDA[4]

1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.
4. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q2 2021 HIGHLIGHTS

Royalties



$3.3m
$2.2m
$3.2m
$4.7m
$4.9m
$6.2m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

Total Revenue



$4.4m
$3.1m
$4.1m
$6.5m
$6.6m
$8.3m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

Adj. EBITDA[1]



$0.3m
$(0.36)
$0.6m
$1.7m
$1.1m
$2.1m
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

Adj. EBITDA Margin[2]



8.1%
(14.5%)
18.9%
32.6%
20.2%
30.3%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

1. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenue excluding advertising fees.

Q2 2021 SALES IMPROVEMENTS[1 2]

Rollout of vaccines and easing of COVID restrictions have driven continued progress in system-wide sales and same-store sales across the portfolio

Sales by Quarter [1 2]



$84.9m
(10.4%)
$47.7m
(30.1%)
$73.2m
(13.2%)
$106.9m
(9.4%)
$114.4m
7.8%
$144.0m
55.3%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
System-Wide Sales
YoY SSS Growth

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
2. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

AVERAGE WEEKLY SALES IMPROVEMENTS

Average weekly sales continued to improve in Q2 2021, increasing from $16,472 in Q1 to $20,056 in Q2 and have since improved further to $22,674 in the first three weeks of Q3.

Average Weekly Sales



$17,723
(11.9%)
$11,923
(45.0%)
$15,447
(27.6%)
$14,954
(23.4%)
$16,472
(18.1%)
$20,056
(7.5%)
$22,674
6.2%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 To Date 2021
Avg. Weekly Sales
vs. 2019

GLOBAL FRANCHISE GROUP ACQUISITION



GREAT AMERICAN cookies
SINCE 1991
PRETZELMAKER
WITH A TWIST!
PRETZEL DOGS & PRETZEL BITES
Keeping it FRESH SINCE 1991
PRETZELMAKER
Freshness With A Twist
Keeping it FRESH SINCE 1991
Pretzelmaker.com
Marble SLAB CREAMERY
Marble SLAB CREAMERY
ROUND TABLE
PIZZA ROYALTY
HOT DOG ON A STICK
GREAT AMERICAN cookies
FAT BRANDS
FRESH. AUTHENTIC. TASTY.

GLOBAL FRANCHISE GROUP ACQUISITION

With the acquisition of Global Franchise Group, the FAT portfolio now has over 2,000 restaurants around the world with combined annual pre-pandemic system-wide sales of approximately $1.4bn

Diversifies FAT portfolio to include pizza, snacks and dessert concepts

Manufacturing facility has a 100% captive audience (GFG's franchise partners)

Large and diverse franchisee base

Expands FAT's purchasing power with suppliers and distributors

Shared-services platform is very similar to FAT's, reducing integration risk

Established and widely recognized brands

Pro Forma Combined Portfolio [1]

	FAT Brands	GFG	Pro Forma Combined
2019 System-Wide Sales	~$710m	~$650m	**~$1,360m**
Unit Count	628	1,433	**2,061**
Franchise Partners	303	463	**766**
Multi-Unit Operators	74	109	**183**

1. As of 06/28/2021

GLOBAL FRANCHISE GROUP OVERVIEW [1]

GFG is a global restaurant franchising company with a portfolio of one pizza and four quick service restaurant concepts and a manufacturing facility in georgia

- GFG's portfolio has 1,433 restaurants (97.7% of portfolio are franchised locations and 86.7% of portfolio are in the United States)
- Locations in 12 countries and 45 states
- Round Table Pizza accounts for ~60% of systemwide sales
- Diverse base of franchise partners across brands
- 463 total franchisees, of which 109 are multi-unit operators
- No franchisee accounts for over 4.5% of the portfolio
- GFG owns a 37,400 sq. ft. production facility in Georgia that exclusively supports GFG's franchisees
  - Vertically integrated and manufactures ~13m lbs of cookie batter and ~3.5m lbs of dry pretzel mix each year for franchisees
  - Distributes to over 375 locations nationwide
  - Began e-commerce business in 2019, achieving Amazon's Choice for "fresh baked cookies" in December 2020

1. As of 06/28/2021

APPENDIX



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019. For 2021, the comparable store base includes Elevation Burger as we owned the brand for the full year of 2020.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 27, 2021	June 28, 2020	June 27, 2021	June 28, 2020
(in thousands)				
Revenue				
Royalties	$ 6,161	$ 2,213	$ 11,057	$ 5,522
Franchise fees	482	273	1,022	449
Advertising fees	1,370	613	2,560	1,544
Restaurant sales	234	-	234	-
Management fees and other income	35	8	58	15
Total revenue	8,282	3,107	14,931	7,530
Costs and expenses				
General and administrative expense	5,483	4,104	10,408	7,636
Restaurant operating expenses	244	-	244	-
Impairment of assets	-	3,174	-	3,174
Refranchising (gain) loss	(856)	1,006	(429)	1,544
Advertising expense	1,367	613	2,560	1,544
Total costs and expenses	6,238	8,897	12,783	13,898
(Loss) income from operations	2,044	(5,790)	2,148	(6,368)
Other income (expense), net				
Interest expense, net	(2,406)	(289)	(4,866)	(1,911)
Interest expense related to preferred shares	(264)	(476)	(552)	(928)
Net loss on extinguishment of debt	(6,405)	-	(6,405)	-
Change in fair value of derivative liability	-	1,264	-	1,264
Other expense, net	(892)	(49)	(809)	(64)
Total other income (expense), net	(9,967)	450	(12,632)	(1,639)
Loss before income tax expense	(7,923)	(5,340)	(10,484)	(8,007)
Income tax benefit	(1,992)	(1,089)	(2,121)	(1,386)
Net loss	(5,931)	(4,251)	(8,363)	(6,621)
Less: Net loss attributable to noncontrolling interest	(5)	-	(5)	-
Net loss attributable to FAT Brands Inc.	$ (5,926)	$ (4,251)	$ (8,358)	$ (6,621)
Basic and diluted loss per share	$ (0.48)	$ (0.36)	$ (0.69)	$ (0.56)
Basic and diluted weighted average shares outstanding	12,275,370	11,886,182	12,122,938	11,877,507
Cash dividends declared per common share	$ 0.26	$ -	$ 0.26	$ -

Does not include effects of FAT GFG Series 2021-1 Whole Business Securitization

CONSOLIDATED BALANCE SHEET SUMMARY

FAT Brands Inc. Consolidated Balance Sheet as of June 27, 2021

(in thousands)		As of June 27, 2021
Cash and restricted cash	$	54,020
Total assets	$	169,168
Total liabilities	$	214,323
Total stockholders' deficit	$	(45,155)

Does not include effects of FAT GFG Series 2021-1 Whole Business Securitization

CONSOLIDATED EBITDA & ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 27, 2021	June 28, 2020	June 27, 2021	June 28, 2020
(in thousands)				
Net loss attributable to FAT Brands Inc.	$ (5,926)	$ (4,251)	$ (8,358)	$ (6,621)
Interest expense, net	2,670	765	5,418	2,839
Income tax benefit	(1,992)	(1,089)	(2,121)	(1,386)
Depreciation and amortization expense	386	268	784	500
EBITDA	(4,862)	(4,307)	(4,277)	(4,668)
Provision for bad debts	23	907	23	1,069
Share-based compensation expenses	193	1	230	16
Non-cash lease expenses (1)	271	42	312	83
Acquisition costs	917	80	932	130
Refranchising (gain) loss	(856)	1,006	(429)	1,544
Net loss on extinguishment of debt	6,405	-	6,405	-
Impairment loss	-	3,174	-	3,174
Change in fair value - derivative liability	-	(1,264)	-	(1,264)
Adjusted EBITDA	$ 2,091	$ (361)	$ 3,196	$ 84

(1) Included non-cash lease expenses related to new lease accounting standards

CONTACT

INVESTOR RELATIONS:

ICR
LYNNE COLLIER
IR-FATBRANDS@ICRINC.COM
646-430-2216

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911



Johnny ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.